Note 15 - Shareholders' Equity	12 Months Ended
Oct. 31, 2019
Notes to Financial Statements
Stockholders' Equity Note Disclosure [Text Block]
(15)	Shareholders’ Equity

Share Repurchases

The Company, through plans approved by its Board of Directors and other programs, has repurchased and retired certain of its outstanding common stock. The following is a summary of the Company’s repurchase of shares and the costs associated with the repurchases, including brokerage and legal fees, for the periods presented.

Fiscal years ended October 31,	Shares repurchased	Cost
2019	351	$1,573
2018	272	1,557
2017	5,701	18,122

After the Company’s purchase and retirement of the shares of its common stock as set forth in the table above, the Company had 7,458,981 shares of its common stock issued and outstanding at October 31, 2019.

The Company has a plan (the “Repurchase Plan”), approved by its Board of Directors on July 14, 2015, to purchase and retire up to 400,000 shares of the Company’s common stock, or approximately 6.0% of the shares then outstanding. When the Repurchase Plan was approved, the Company anticipated that the purchases would be made over a 24- to 36-month period, but there was no definite time period for repurchase, or plan expiration. As of October 31, 2019, the Company had 398,400 shares of its outstanding common stock remaining to purchase under the Repurchase Plan, and it has made no specific determination whether and over what period these shares may or may not be purchased.

The Company has repurchased outstanding common stock outside of the Repurchase Plan through an odd lot repurchase offer. During fiscal year 2019, OCC repurchased and retired a total of 351 shares for $1,573, outside of the Repurchase Plan.

Stockholder Protection Rights Agreement

On October 28, 2011, the Board of Directors of the Company adopted a Stockholder Protection Rights Agreement (the “Rights Agreement”) and declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, no par value, of the Company (“Common Shares”), held of record at the close of business on November 2, 2011, or issued thereafter and prior to the Separation Time as defined in the Rights Agreement. Under the terms of the Rights Agreement, if a person or group who is deemed an Acquiring Person as defined in the Rights Agreement acquires 15% (or other applicable percentage, as provided in the Rights Agreement) or more of the outstanding common stock, each Right will entitle its holder (other than such person or members of such group) to purchase, at the Right’s then current exercise price, a number of shares of common stock having a market value of twice such price. In addition, if the Company is acquired in a merger or other business transaction after a person or group who is deemed an Acquiring Person has acquired such percentage of the outstanding common stock, each Right will entitle its holder (other than such person or members of such group) to purchase, at the Right’s then current exercise price, a number of the acquiring company’s common shares having a market value of twice such price.

Upon the occurrence of certain events, each Right will entitle its holder to purchase from the Company one one-thousandth of a Series A Participating Preferred Share (“Preferred Share”), no par value, at an exercise price of $25, subject to adjustment. Each Preferred Share will entitle its holder to 1,000 votes and will have an aggregate dividend rate of 1,000 times the amount, if any, paid to holders of common stock. The Rights will expire on November 2, 2021, unless the Rights are earlier redeemed or exchanged by the Company for $0.0001 per Right. The adoption of the Rights Agreement has no impact on the financial position or results of operations of the Company.

The Company has reserved 100,000 shares of its authorized preferred stock for issuance upon exercise of the Rights.